UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2018

Remark Holdings, Inc.

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3960 Howard Hughes Parkway, Suite 900 Las Vegas, NV	89169	702-701-9514
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2018, the Board of Directors of Remark Holdings, Inc. (“we”, “us” or “our”), appointed Kai-Shing Tao, our Chairman of the Board and Chief Executive Officer, as our interim principal financial officer and principal accounting officer. Mr. Tao, age 41, has served as our Chief Executive Officer since December 2012, previously serving as Co-Chief Executive Officer since October 2012, and as a member of our Board since 2007 and Chairman of the Board since October 2012.  Mr. Tao also has served as Chairman and Chief Investment Officer of Pacific Star Capital Management, L.P. (“Pacific Star Capital”), a private investment group, since January 2004. Prior to founding Pacific Star Capital, Mr. Tao was a Partner at FALA Capital Group, a single-family investment office, where he headed the global liquid investments outside the operating companies. Mr. Tao has been a director of Paradise Entertainment Limited, a Hong-Kong-Stock-Exchange-traded company engaged in casino services and the development, supply and sales of electronic gaming systems, since April 2014, and he has been a director of Genesis Today, a privately-held health food and supplements company, since 2005. Mr. Tao previously was a director of Playboy Enterprises, Inc. from May 2010 to March 2011.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 31, 2018, we held our 2018 annual meeting of stockholders (the “2018 Annual Meeting”). At the 2018 Annual Meeting, we submitted the following matters to a vote of our stockholders:

•	the election of five directors to serve until our 2019 annual meeting of stockholders and until their successors are duly elected and qualified; and

•	a proposal to ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018

As of April 6, 2018, the record date of the 2018 Annual Meeting, 32,842,399 shares of our common stock were outstanding and eligible to vote.

Our stockholders, by the requisite vote, approved the election of each director nominee and the ratification of the appointment of Cherry Bekaert LLP. The table below presents the number of votes for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, including a separate tabulation with respect to each such nominee for director, as applicable.

	For	Withheld	Broker Non-Votes
Director nominees
Theodore P. Botts	14,460,051	113,691	7,048,239
William W. Grounds	14,450,453	123,289	7,048,239
Brett Ratner	14,452,266	121,476	7,048,239
Daniel Stein	14,406,574	167,168	7,048,239
Kai-Shing Tao	14,459,277	114,465	7,048,239

	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of Cherry Bekaert LLP	20,371,762	1,081,761	168,458	N/A

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Holdings, Inc.

Date:	June 5, 2018	By:	/s/ Kai-Shing Tao
		Name:	Kai-Shing Tao
		Title:	Chief Executive Officer